UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2025

Mobivity Holdings Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-53851	26-3439095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3133 West Frye Road, # 215
Chandler, Arizona 85226
(Address of principal executive offices) (Zip Code)

(877) 282-7660
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Convertible Note Offering

On July 31, 2025, Mobivity Holdings Corp. (the “Company”) entered into a convertible promissory note purchase agreement (the “Agreement”) with two accredited investors and/or their affiliates, Thomas B. Akin, a member of the Company’s Board of Directors (“Board”), and Bruce E. Terker, an owner of 5% or more of the outstanding shares of the Company’s common stock, $0.001 par value (“Common Stock”) (collectively, the “Investors”). Pursuant to the Agreement, the Company received $3.85 million in proceeds and issued senior secured convertible promissory notes (each a “Convertible Note” and collectively, the “Convertible Notes”) in the aggregate principal amount of $3.85 million. The Convertible Notes were issued as part of a convertible note offering authorized by the Company’s special committee (the “Special Committee”) of the board of directors (the “Board”) to raise up to $4.0 million from the issuance of Convertible Notes (the “Offering”). Messrs. Akin and Terker invested $2.35 million and $1.5 million, respectively, in the Offering. The Company will use the proceeds from the sale of the Convertible Notes for working capital for general corporate purposes and for the proposed Reverse Stock Split (as defined below).

The Convertible Notes have a stated maturity date of July 31, 2028, bear interest at a simple rate equal to 15% per annum until conversion or repayment. Accrued interest on the Convertible Notes will be payable quarterly in Common Stock based on the volume-weighted average price (“VWAP”) of the Common Stock quoted on the OTCQB® Venture Market operated by OTC Markets Group Inc. over the 90 trading days as of the last day of the applicable quarter.

The Convertible Notes may be optionally converted at the written election of the Investor to have all or part of the outstanding principal and/or accrued but unpaid interest under the applicable Convertible Note into shares of the Common Stock at a conversion price equal to 90% of the VWAP of the Company’s publicly traded common stock on the date of conversion, if the Company is publicly listed, or if the Company is not publicly traded, the conversion price shall be 90% of the VWAP on announcement date of the Corporate Transaction (as described below) (collectively, the “Conversion Price”).

The outstanding principal and accrued but unpaid interest on Convertible Notes will automatically convert into Common Stock at the Conversion Price in the event that the Company conducts a Qualified Financing (defined below) prior to the maturity date of the Convertible Notes. Under the Convertible Notes, a “Qualified Financing” means the first transaction or series of related transactions in which the Company, on or before the maturity of the Convertible Notes, (i) sells any of its equity securities, (ii) receives a cash infusion related to the negotiation of, or entering into, a strategic partnership, and (iii) receives gross proceeds to the Company of at least $5,000,000 (excluding the amount attributable to the conversion of the Convertible Notes).

In addition, in the event of a Corporate Transaction, as described below, the Investor shall elect either (i) a cash payment equal to the outstanding principal and accrued but unpaid interest under the Convertible Notes or (ii) convert the Convertible Notes into shares of a newly created preferred stock of the Company, upon terms mutually agreed between the Company and Investor, including that the preferred stock would have full ratchet anti-dilution protection against the first subsequent capital raise of at least $5,000,000, at the Conversion Price. A “Corporate Transaction” means: (1) the closing of the sale, transfer or other disposition, in a single transaction or series of related transactions, of all or substantially all of the Company’s assets; (2) the consummation of a merger or consolidation of the Company with or into another entity (except a merger or consolidation in which the holders of capital stock of the Company immediately prior to such merger or consolidation continue to hold a majority of the outstanding voting securities of the capital stock of the Company or the surviving or acquiring entity immediately following the consummation of such transaction); (3) the closing of the transfer (whether by merger, consolidation or otherwise), in a single transaction or series of related transactions, to a “person” or “group” (within the meaning of Section 13(d) and Section 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of the Company’s capital stock if, after such closing, such person or group would become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the outstanding voting securities of the Company (or the surviving or acquiring entity) or (4) the Company ceases to be a reporting company under the Exchange Act.  For the avoidance of doubt, a transaction will not constitute a “Corporate Transaction” if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately prior to such transaction. Notwithstanding the foregoing, the sale of equity securities in a bona fide financing transaction will not be deemed a “Corporate Transaction.”

The issuance and sale of the Convertible Notes and conversion shares thereunder (collectively, the “Securities”) have not been, and will not upon issuance be, registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Securities may not be offered or sold in the United States absent registration under or exemption from the Securities Act and any applicable state securities laws. The Securities were issued and sold in reliance upon an exemption from registration afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act, based on the following facts: each of the Investors has represented that it is an accredited investor as defined in Rule 501(a) promulgated under the Securities Act, that it is acquiring the Securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws and that it has sufficient investment experience to evaluate the risks of the investment; the Company used no advertising or general solicitation in connection with the issuance and sale of the Securities to the Investors; and, the Securities will be issued as restricted securities.

The Company did not engage any underwriter or placement agent in connection with the Convertible Notes Offering.

Convertible Note Amendments

As previously announced, on March 17, 2025, the Company entered into a convertible promissory note purchase agreement (the “March Agreement”) with four accredited investors, including Thomas B. Akin, a member of the Company’s Board, and Bruce E. Terker, an owner of 5% or more of the outstanding shares of the Company’s Common Stock. Pursuant to the March Agreement, the Company received $2.0 million in proceeds and issued senior secured convertible promissory notes (each a “March Convertible Note” and collectively, the “March Convertible Notes”) in the aggregate principal amount of $2.0 million. Contemporaneously with the Offering, the March Convertible Notes were amended by the Company and holders of the March Convertible Notes to conform the conversion provisions of the March Convertible Notes to the Convertible Notes pursuant to the Amendment No. 1 to Senior Secured Convertible Promissory Notes (the “March Convertible Note Amendment”), dated July 31, 2025.

Amendment to Convertible Notes under Existing Credit Agreement

As previously announced, the Company and Thomas B. Akin entered into that certain Amended and Restated Credit Facility Agreement, dated as of November 11, 2022, as amended by that certain Amendment No. 1 to Amended and Restated Credit Facility Agreement and Convertible Notes, dated as of January 31, 2023, as further amended by that certain Amendment No. 2 to Amended and Restated Credit Facility Agreement and Convertible Notes, dated as of May 3, 2024, as further amended by that certain Amendment No. 3 to Amended and Restated Credit Facility Agreement and Convertible Notes, dated as of August 13, 2024, as further amended by that certain Amendment No. 4 to Amended and Restated Credit Facility Agreement and Convertible Notes, dated as of November 21, 2024 (the “Existing Credit Agreement”). Advances under the Existing Credit Agreement were evidenced by the terms of one or more convertible notes (the “Existing Notes”). Contemporaneously with the Offering, the Existing Notes were amended by the Company and Mr. Akin to conform the conversion provisions of the Existing Notes to the Convertible Notes pursuant to the Amendment No. 5 to Convertible Notes (the “Amendment No. 5 to Existing Notes”), dated July 31, 2025.

The preceding description of the Agreement, Convertible Notes, March Convertible Note Amendment and the Amendment No. 5 to Existing Notes is qualified in its entirety by reference to the copies of such documents filed herewith as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure in Item 1.01 above is incorporated into this Item 3.02 by reference.

Item 8.01	Other Events

On July 31, 2025, a Special Committee of the Board consisting entirely of independent and disinterested directors, approved a transaction whereby the Company would effect a reverse stock split of the Company’s shares of common stock, in conjunction with terminating the Company’s public company reporting obligations, subject to obtaining the requisite approval of the Company’s stockholders at a Special Meeting of Stockholders to be held for that purpose, which is currently expected to occur in September 2025.

Specifically, the Special Committee approved a transaction whereby the Company would effect a 1-for-25,000 reverse stock split of the Company’s common stock (the “Reverse Stock Split”). If the proposal is approved, at the effective time of the Reverse Stock Split each share of common stock owned by a stockholder in any one account holding fewer than 25,000 shares immediately prior to the Reverse Stock Split will be automatically converted into the right to receive $0.29 in cash for each such share owned immediately prior to the Reverse Stock Split, without interest (the “Cash Payment”), and such stockholders (“Cashed Out Stockholders”) will no longer be stockholders of the Company. Stockholders owning shares of common stock in any one account holding 25,000 or more shares immediately prior to the effective time of the Reverse Stock Split (“Continuing Stockholders”) will remain stockholders of the Company and, to the extent any Continuing Stockholder owns a number of pre-split shares that is greater than 25,000 but is not evenly divisible by 25,000, then the fractional shares of such stockholder resulting from the proposed Reverse Stock Split would be cashed out at the Cash Payment. The Company estimates that approximately 3,481,673 shares of the Company’s common stock (representing approximately 4.7% of the shares of common stock currently outstanding) would be cashed out in the Reverse Stock Split and the aggregate cost to the Company of the Reverse Stock Split would be approximately $1,500,000. This amount includes approximately $1,009,685 needed to cash out fractional shares that would otherwise result from the Reverse Stock Split in respect of Cashed Out Stockholders (and the Cash Payment owed to certain Continuing Stockholders in lieu of fractional shares), and approximately $300,000 of legal, solicitation, filing, and other costs needed to effect the Reverse Stock Split. This total amount could be larger or smaller depending on, among other things, the number of fractional shares that will be outstanding after the Reverse Stock Split as a result of purchases, sales and other transfers of our shares of common stock by our stockholders.

The Reverse Stock Split will be submitted to a vote of the Company’s stockholders at a Special Meeting of Stockholders to be called for that purpose. The Special Committee has instructed the Company’s management to prepare and file a preliminary proxy statement with respect to the Reverse Stock Split. The affirmative majority vote of our common stock present and voting at the Special Meeting is required for the adoption of the Reverse Stock Split proposal and, accordingly, to approve the Reverse Stock Split.

The Reverse Stock Split is a Rule 13e-3 transaction. A “Rule 13e-3 transaction” is any transaction or series of transactions (involving a securities purchase, tender offer, or specified proxy solicitation) by an issuer or an affiliate of the issuer, which has a reasonable likelihood or purpose of directly or indirectly (i) causing any registered class of equity securities to be eligible for termination of registration, or eligible for termination or suspension of reporting obligations; or (ii) causing any listed class of equity securities to cease to be listed on a national securities exchange.

As of July 30, 2025, the Company’s directors and executive officers owned approximately 37% of the issued and outstanding shares of the Company’s common stock and are expected to vote “FOR” the Reverse Stock Split. The terms and contemplated timeline of the Reverse Stock Split, including the manner of determining the fair value for shares to be cashed out in the Reverse Stock Split, will be set forth in the preliminary proxy statement and a transaction statement on Schedule 13E-3 filed by the Company outlining the Reverse Stock Split. The Reverse Stock Split may be considered a “going private” transaction as defined in Rule 13e-3 promulgated under the Exchange Act, as it is part of a plan to terminate the registration of (or “deregister”) the Company’s common stock under Section 12(g) of the Exchange Act and suspend the Company’s duty to file periodic reports and other information with the U.S. Securities and Exchange Commission (the “SEC”) under Section 13(a) thereunder.

If effected, the Reverse Stock Split would apply directly to record holders of the Company’s common stock. Persons who hold shares of the Company’s common stock in “street name” are encouraged to contact their bank, broker or other nominee for information on how the Reverse Stock Split may affect any shares of the Company’s common stock held for their account. If you hold in “street name” fewer than 25,000 shares in any one account, the Reverse Stock Split may apply indirectly to your shares as described in the proxy statement to be filed in connection with the Reverse Stock Split.

The Special Committee may abandon the Reverse Stock Split at any time prior to the effectiveness of the Reverse Stock Split, even after stockholder approval, if the Special Committee determines in its business judgment that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

The Company’s Chairman of the Board, Thomas B. Akin, and members of senior management of the Company may purchase or sell shares of common stock of the Company in the open market following the public announcement of the Reverse Stock Split. Any such purchases or sales will be reported on Form 4 and Schedule 13D to the extent required by law. These purchases and sales may increase or decrease the price of the Company’s common stock.

Additional Information and Where to Find It

THIS CURRENT REPORT ON FORM 8-K IS ONLY A BRIEF DESCRIPTION OF THE REVERSE STOCK SPLIT. IT IS NOT A REQUEST FOR OR SOLICITATION OF A PROXY OR AN OFFER TO ACQUIRE OR SELL ANY SHARES OF COMMON STOCK. THE COMPANY INTENDS TO FILE A PROXY STATEMENT AND OTHER REQUIRED MATERIALS, INCLUDING A SCHEDULE 13E-3, WITH THE SEC CONCERNING THE REVERSE STOCK SPLIT. A COPY OF ALL FINAL PROXY MATERIALS WILL BE SENT TO STOCKHOLDERS PRIOR TO A SPECIAL MEETING OF STOCKHOLDERS AT WHICH THE COMPANY’S STOCKHOLDERS WILL BE ASKED TO VOTE ON THE PROPOSALS DESCRIBED IN THE MATERIALS PROVIDED BY THE COMPANY. THE COMPANY URGES ALL STOCKHOLDERS TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS WELL AS ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THOSE DOCUMENTS WILL INCLUDE IMPORTANT INFORMATION. A FREE COPY OF ALL MATERIALS THE COMPANY FILES WITH THE SEC, INCLUDING THE COMPANY’S SCHEDULE 13E-3 AND PROXY STATEMENT, WILL BE AVAILABLE AT NO COST ON THE SEC’S WEBSITE AT WWW.SEC.GOV. WHEN THOSE DOCUMENTS BECOME AVAILABLE. THE PROXY STATEMENT AND OTHER DOCUMENTS FILED BY THE COMPANY MAY ALSO BE OBTAINED WITHOUT CHARGE BY DIRECTING A REQUEST TO MOBIVITY HOLDINGS CORP., 101 N COLORADO ST #3116, CHANDLER, ARIZONA 85225, ATTENTION: CORPORATE SECRETARY.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Reverse Stock Split. Information concerning such participants will be set forth in the proxy statement to be filed by the Company in connection with the special meeting of stockholders to vote on the Reverse Stock Split. To the extent that holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts to be printed in the Company’s proxy statement, such changes will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such participants in the solicitation of proxies in connection with the Reverse Stock Split will be included in the proxy statement to be filed by the Company with the SEC in connection with the Reverse Stock Split.

Safe Harbor for Forward-Looking Statements

Certain statements and assumptions in this Current Report on Form 8-K contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the federal securities regulations. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “anticipate,” “estimate,” “approximately,” “believe,” “could,” “project,” “predict,” or other similar words or expressions. Additionally, statements regarding the following subjects are forward-looking by their nature: our ability to hold a special meeting of stockholders at which our stockholders approve the Reverse Stock Split; our ability to effect the Reverse Stock Split (even if stockholder approval is obtained); our business and investment strategy; anticipated or expected benefits from the Reverse Stock Split; and our ability to obtain future financing arrangements. Such forward-looking statements include statements about the perceived benefits and costs of the Reverse Stock Split, the number of shares of the Company’s common stock that are expected to be cashed out in the Reverse Stock Split and the timing and stockholder approval of the Reverse Stock Split. Accordingly, actual results may differ materially from such forward-looking statements. The forward-looking statements relating to the Reverse Stock Split are based on the Company’s current expectations, assumptions, estimates and projections about the Company and involve significant risks and uncertainties, including the many variables that may impact the Company’s projected cost savings, variables and risks related to consummation of the Reverse Stock Split, SEC regulatory review of the Company’s filings related to the Reverse Stock Split, and the continuing determination of the Special Committee that the Reverse Stock Split is in the best interests of the Company and its stockholders. You should carefully consider this risk when you make an investment decision concerning our securities. These and other risk factors are more fully discussed in the Company’s filings with the SEC.

The forward-looking statements included in this Current Report are only made as of the date of this Current Report. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Convertible Promissory Note Purchase Agreement
10.2	Form of Convertible Promissory Note
10.3	Form of Amendment to Senior Secured Convertible Promissory Note
10.4	Form of Amendment No. 5 to Existing Notes
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Certain of the schedules (and similar attachments) to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K under the Securities Act because they do not contain material information and that information is not otherwise disclosed in the exhibit or the disclosure document. The registrant hereby agrees to furnish a copy of all omitted schedules (or similar attachments) to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mobivity Holdings Corp.

Date: August 5, 2025	By:	/s/ Skye Fossey-Tomaske
Skye Fossey-Tomaske
Interim Chief Financial Officer

Exhibit 10.1

CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT

This CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT (this “Agreement”), dated as of July 31, 2025 is made by and among Mobivity Holdings Corp., a Nevada corporation (the “Company”), and the investors listed on Schedule I hereto (collectively, the “Investors”).

Recitals

A.         The Company and the Investors are executing and delivering this Agreement in reliance upon the exemptions from securities registration afforded by Section 4(2) of the Securities Act and Rule 506 under Regulation D.

B.            The Company desires to sell to each Investor, and each Investor desires to purchase from the Company a Convertible Note in an original principal amount equal to the amount set forth on the Schedule I attached hereto, on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

ARTICLE I.
PURCHASE AND SALE OF CONVERTIBLE PROMISSORY NOTES

Section 1.01        Purchase and Sale of Convertible Notes. The Company agrees to issue and sell to each Investor, and each Investor agrees to purchase from the Company, the Convertible Note for the aggregate purchase price set forth across from their respective name on Schedule I (the “Purchase Price”). Each Investor will deliver or will cause to be delivered to the Company at or prior to the Closing the Purchase Price by wire transfer of immediately available funds to the Company’s bank account, or such other means as the Investors and Company agree.

Section 1.02          Delivery of Convertible Notes. Promptly on or after the Closing Date, the Company will deliver or cause the delivery to each Investor a duly executed Convertible Note in substantially the form attached to this Agreement as Exhibit A.

Section 1.03         Closing Date. Subject to the satisfaction or waiver of the conditions set forth in herein, the Closing will take place at 3:01 p.m., Pacific Time, on July 31, 2025, or at another date or time agreed upon by the parties to this Agreement (the “Closing Date”). The Closing will occur remotely by exchange of documents and signatures (or their electronic counterparts) on the Closing Date, or at such other time, date or place as the parties mutually agree.

ARTICLE II.
REPRESENTATIONS AND WARRANTIES OF INVESTORS

Each Investor represents and warrants to the Company, severally and solely with respect to itself and its purchase hereunder and not with respect to any other Investor, that:

Section 2.01           Organization and Qualification. To the extent the Investor is an entity, the Investor is duly incorporated, validly existing and in good standing under the laws of the state of organization, with full power and authority (corporate and other) to own, lease, use and operate its properties, if any, and to carry on its business as and where now owned, leased, used, operated and conducted. To the extent the Investor is an entity, the Investor is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or in good standing would not have a material adverse effect on the business or financial condition of the Investor.

Convertible Promissory Note Purchase Agreement	Page 1

Section 2.02         Authorization; Enforcement. To the extent the Investor is an entity, (a) the Investor has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement and its Convertible Note, to consummate the transactions contemplated hereby and thereby and to purchase the Securities in accordance with the terms hereof and thereof; (b) the execution, delivery and performance of this Agreement and the Investor’s Convertible Note by the Investor and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all required parties and no further consent or authorization of Investor, its board of directors or its shareholders or members is required; (c) this Agreement has been duly executed and delivered by the Investor; and (d) assuming the valid and binding execution of this Agreement and the Convertible Notes by the Company and compliance with the terms of this Agreement and the Convertible Notes by the Company, each of this Agreement and the Investor’s Convertible Note(s) constitutes a legal, valid and binding obligation of the Investor enforceable against the Investor by the Company in accordance with their respective terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, or moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity. To the extent the Investor is a natural person, this Agreement has been duly and validly authorized, executed and delivered on behalf of the Investor and is a valid and binding agreement of the Investor, enforceable in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity.

Section 2.03        Investment Purpose. The Investor is purchasing the Convertible Note(s) for its own account and not with a present view toward the public sale or distribution thereof.

Section 2.04        Limited Markets. The Investor understands that no public trading market now exists for the Convertible Notes and no active trading market exists for the Convertible Notes, and that the Company has made no assurances that any such markets will ever exist or develop.

Section 2.05        Accredited Investor Status. The Investor is an “accredited investor” as defined in Rule 501(a) of Regulation D and satisfies the criteria indicated on the signature page hereto.

Section 2.06        Reliance on Exemptions. The Investor understands that the Convertible Notes are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Convertible Notes.

Section 2.07        Information and Sophistication. The Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company, and materials relating to the offer and sale of the Convertible Notes, that have been requested by the Investor or its advisors, if any. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company. The Investor acknowledges and understands that its investment in the Convertible Notes involves a significant degree of risk, including the risks reflected in the Company’s Form 10-K for the fiscal year ended December 31, 2024, as the same may be amended or supplemented from time to time, by the Company’s quarterly reports on Form 10-Q and other SEC Documents. The Investor is experienced and knowledgeable in financial and business matters, is capable of evaluating the merits and risks of investing in the Securities, and does not need or desire the assistance of a knowledgeable representative to aid in the evaluation of such risks who the Investor intends to use in connection with a decision as to whether to purchase the Securities.

Convertible Promissory Note Purchase Agreement	Page 2

Section 2.08        Governmental Review. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities or an investment therein.

Section 2.09        Transfer or Resale. The Investor understands that:

(a)         the Securities have not been and are not being registered under the Securities Act or any applicable state securities laws and, consequently, the Investor may have to bear the risk of owning the Securities for an indefinite period of time because the Securities may not be offered, sold, pledged or otherwise transferred except (i) pursuant to an exemption from registration under the Securities Act or (ii) pursuant to an effective registration statement under the Securities Act, in each case in accordance with all applicable state securities laws and the securities laws from other jurisdictions and in case of a transaction exempt from registration, unless the Company has received an opinion of counsel satisfactory to it that such transaction does not require registration under the Securities Act and such other applicable laws;

(b)          any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with another exemption under the Securities Act or the rules and regulations of the SEC thereunder; and

(c)        neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

Section 2.10        Legends. The Investor understands that until (a) the Securities may be sold by the Investor under Rule 144 or (b) such time as the resale of the Securities has been registered under the Securities Act, the certificates representing the Securities will bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

THE SECURITIES EVIDENCED HEREBY, AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.

Section 2.11           Residency. The Investor is a resident of the jurisdiction set forth immediately below such Investor’s name on the signature pages hereto.

Convertible Promissory Note Purchase Agreement	Page 3

Section 2.12        No Broker Fees. The Investor has not engaged any brokers, finders, or agents, and the Investor has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Investors that:

Section 3.01        Organization and Qualification. The Company is duly incorporated, validly existing and in good standing under the laws of the State of Nevada, with full power and authority (corporate and other) to own, lease, use and operate its properties, if any, and to carry on its business as and where now owned, leased, used, operated and conducted. The Company is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

Section 3.02        Authorization; Enforcement.

(a)          The Company has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement and the Convertible Notes, to consummate the transactions contemplated hereby and thereby and to issue the Convertible Notes in accordance with the terms hereof and thereof.

(b)        The execution, delivery and performance of this Agreement and the Convertible Notes by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation the issuance of the Convertible Notes and the issuance and reservation for issuance of the Conversion Shares in accordance with the Company’s Articles of Incorporation, this Agreement and the Convertible Notes) have been duly authorized by the Company’s board of directors and no further consent or authorization of the Company, its board of directors or its shareholders is required.

(c)            This Agreement and the Convertible Notes have been duly executed and delivered by the Company.

(d)          Assuming the valid and binding execution of this Agreement by the Investor and compliance with the terms of this Agreement and the Convertible Notes by such Investor, each of this Agreement and the Convertible Notes constitutes a legal, valid and binding obligation of the Company enforceable against the Company by such Investor in accordance with their respective terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, or moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity.

Section 3.03        Issuance of the Convertible Notes. The Convertible Notes have been duly authorized and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and free from all taxes, liens, claims, encumbrances and charges with respect to the issuance thereof (other than liens imposed by an Investor). Once the Company amends its Articles of Incorporation in accordance with Section 4.03 hereto, the Conversion Shares will be duly authorized and reserved for issuance, and, upon issuance in connection with or upon conversion of the Convertible Notes in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and charges with respect to the issuance thereof (other than liens imposed by an Investor).

Convertible Promissory Note Purchase Agreement	Page 4

Section 3.04        No Conflicts; No Violation.

(a)        The execution, delivery and performance of this Agreement and the Convertible Notes by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Convertible Notes and Conversion Shares) do not and will not (i) once the Company amends its Articles of Incorporation in accordance with Section 4.03 hereto, conflict with or result in a violation of any provision of the Company’s Articles of Incorporation or Bylaws,  (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment (including without limitation, the triggering of any anti-dilution provision), acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or by which any property or asset of the Company is bound or affected (except, in the case of clauses (ii) and (iii), for such conflicts, breaches, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect).

(b)          The Company is not in default (and no event has occurred which with notice or lapse of time or both could put the Company in default) under, and the Company has not taken any action or failed to take any action that (and no event has occurred which, without notice or lapse of time or both) would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement or instrument to which the Company is a party relating to indebtedness for borrowed money, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect.

Section 3.05        SEC Documents. Since January 1, 2025, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof being referred to herein as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, other than SEC Documents that have been amended as of the date hereof.

Section 3.06        Broker Fees. The Company has not engaged any brokers, finders, or agents, and the Company has not incurred, and neither the Company nor any Investor will incur, directly or indirectly, as a result of any action taken by the Company, any other liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement.

ARTICLE IV.
COVENANTS

Section 4.01        Use of Proceeds. The Company will use the proceeds from the sale of the Convertible Notes for general working capital and corporate purposes and potential corporate restructuring or other strategic alternative transaction including, a potential reverse stock split.

Section 4.02        Expenses. Unless otherwise specified in this Agreement, each party will pay its own fees and expenses, as well as the fees and expenses of its own advisors and consultants, in connection with the entry into this Agreement and the transactions contemplated by this Agreement.

Convertible Promissory Note Purchase Agreement	Page 5

Section 4.03        Reservation of Shares. After Closing, the Company will use its commercially reasonable efforts to obtain shareholder approval of and amend its Articles of Incorporation to authorize and reserve a sufficient number of shares of Common Stock to provide for the full conversion of the outstanding Convertible Notes and issuance of the Conversion Shares in connection therewith (based on the conversion price of the Convertible Notes in effect from time to time).

ARTICLE V.
DEFAULT

Section 5.01        Events of Default. Each of the following events will be an event of default (an “Event of Default”) for purposes of this Agreement:

(a)          if default is made in the punctual payment of interest on the Convertible Notes as provided in the Convertible Notes, and such default has continued for a period of ten days after written notice thereof to the Company by the holder of any of the Convertible Notes; or

(b)          if default is made in the punctual payment of any installment of the principal of the Convertible Notes and such default has continued for a period of five days after written notice thereof to the Company by the holder of any of the Convertible Notes; or

(c)           If a trustee, receiver, conservator or other similar official is appointed for the Company or for all or substantially all of the Company’s assets and the order of such appointment is not discharged, vacated or stayed within 60 days after such appointment; or

(d)           if any judgment, writ or warrant of attachment or of any similar process in an amount in excess of $10,000,000 is entered or filed against the Company or against any of the property or assets of the Company and remains unpaid, unvacated, unbonded or unstayed for a period of 60 days; or

(e)          if an order for relief is entered in any Federal bankruptcy proceeding in which the Company is the debtor; or if bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings, or other proceedings for relief under any bankruptcy or similar law or laws for the relief of debtors, are instituted by or against the Company and, if instituted against the Company, are consented to or, if contested by the Company, are not dismissed by the adverse parties or by an order, decree or judgment within 60 days after such institution; or

(f)         if default is made in the due and punctual performance or observance of any other material term contained in this Agreement, the Convertible Notes or other material outstanding indebtedness of the Company, and such default has continued for a period of 30 days after the earlier of the Company’s knowledge thereof or written notice thereof to the Company by the holder of any Convertible Note or such indebtedness.

Section 5.02        Remedies Upon Events of Default. For so long as any Convertible Note remains outstanding, upon the occurrence of an Event of Default as herein defined, and so long as such Event of Default continues unremedied, then, each holder of any Convertible Notes will be entitled by notice to declare the principal of and any accrued interest on the Convertible Notes, to be immediately due and payable, and thereupon the Convertible Notes, including both outstanding principal and accrued but unpaid interest will become immediately due and payable; provided, however, that when any Event of Default described in Section 5.01(e) hereof has occurred, the Convertible Notes will immediately become due and payable without presentment, demand or notice of any kind.

Convertible Promissory Note Purchase Agreement	Page 6

Section 5.03        Notice of Defaults. When, to its knowledge, any Event of Default has occurred or exists, the Company agrees to give written notice within ten business days of such Event of Default to the holders of all outstanding Securities. If the holder of any Securities will give any notice or take any other actions in respect of a claimed Event of Default, the Company will forthwith give written notice thereof to all other holders of Securities at the time outstanding, describing such notice or action and the nature of the claimed Event of Default.

Section 5.04        Remedies Cumulative. No right, power or remedy conferred upon any holder of Securities will be exclusive, and each such right, power or remedy will be cumulative and in addition to every other right, power or remedy, whether conferred hereby or by any such security or now or hereafter available at law or in equity or by statute or otherwise.

Section 5.05        Remedies not Waived. No course of dealing between the Company and any Investor or the holder of any Securities, and no delay in exercising any right, power or remedy conferred hereby or by any such security or now or hereafter existing at law or in equity or by statute or otherwise, will operate as a waiver of or otherwise prejudice any such right, power or remedy; provided, however, that this Section 5.05 will not be construed or applied so as to negate the provisions and intent of any statute that is otherwise applicable.

ARTICLE VI.
DEFINITIONS; CONSTRUCTION

Section 6.01        Defined Terms. Capitalized terms used herein and not otherwise defined in this agreement have the following meanings:

(a)          “Affiliate” has the meaning set forth in Rule 405 promulgated under the Securities Act.

(b)         “Business day” shall mean any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of Arizona are authorized or required by law or other governmental action to close.

(c)          “Closing” means the closing of the purchase and sale of the Convertible Notes under this Agreement.

(d)          “Closing Date” has the meaning set forth in Section 1.03.

(e)          “Conversion Shares” means the shares of Common Stock issuable upon conversion of the Convertible Notes.

(f)         “Convertible Note” means the means the Convertible Promissory Notes issuable pursuant to this Agreement, in the form attached hereto as Exhibit A.

(g)          “Common Stock” means the common stock, par value $0.001 per share, of the Company.

(h)          “Company” means Mobivity Holdings Corp., a Nevada corporation.

(i)         “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any similar successor statute.

(j)           “Investors” means the investors whose names are set forth on Schedule I attached to this Agreement, and their permitted transferees.

Convertible Promissory Note Purchase Agreement	Page 7

(k)         “Material Adverse Effect” means a material adverse effect on (a) the assets, liabilities, business, properties, financial condition or results of operations of the Company, (b) the ability of the Company to perform its obligations under this Agreement or (c) the Convertible Notes.

(l)         “Registrable Securities” means the Conversion Shares and any shares of capital stock issued or issuable from time to time (with any adjustments) in exchange for or otherwise with respect to the Convertible Notes.

(m)         “Regulation D” means Regulation D as promulgated by the SEC under the Securities Act.

(n)          “Rule 144” means Rule 144 promulgated under the Securities Act, or any successor rule.

(o)        “Rule 415” means Rule 415 promulgated under the Securities Act, or any successor rule, and applicable rules and regulations thereunder.

(p)          “SEC” means the United States Securities and Exchange Commission.

(q)          “SEC Documents” has the meaning set forth in Section 3.05.

(r)          “Securities” means the Convertible Notes, and all notes of the Company issued in exchange or substitution therefor, and the Conversion Shares.

(s)         “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute.

ARTICLE VII.
GOVERNING LAW; MISCELLANEOUS

Section 7.01        Governing Law; Jurisdiction. This Agreement will be governed by and interpreted in accordance with the laws of the State of Arizona without regard to the principles of conflict of laws. The parties hereto hereby submit to the exclusive jurisdiction of the United States federal and state courts sitting in the city of Phoenix, Arizona with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby. The parties also agree that any disputes arising under this Agreement, will be exclusively venued in the United States federal and state courts located in the city of Phoenix, Arizona, except for actions or proceedings regarding the enforcement of awards or judgments.

Section 7.02        Counterparts; Signatures by Facsimile. This Agreement may be executed in two or more counterparts, all of which are considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other parties. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

Section 7.03        Headings. The headings of this Agreement are for convenience of reference only, are not part of this Agreement and do not affect its interpretation.

Section 7.04        Severability. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

Convertible Promissory Note Purchase Agreement	Page 8

Section 7.05        Entire Agreement. This Agreement and the Convertible Notes constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

Section 7.06        Consents; Waivers and Amendments. The provisions of this Agreement may only be amended, modified, supplemented or waived upon the prior written consent of the Company and the holders of a majority of the Registrable Securities. Except as otherwise specifically provided herein, in each case in which approval or action of the Investors is required by the terms of this Agreement, such requirement will be satisfied upon receipt of the written consent of the holders of a majority of the Registrable Securities, which consent will bind the holders of all of the outstanding Convertible Notes and Registrable Securities; provided, however, that no change or modification to the conversion price (other than in accordance with the adjustment provisions set forth herein and in the Convertible Notes) will be effective as to a holder of Convertible Notes without the prior written consent of such holder.

Section 7.07        Notices. Any notices required or permitted to be given under the terms of this Agreement must be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by email and will be effective five days after being placed in the mail, if mailed by regular U.S. mail, or upon receipt, if delivered personally, by courier (including a recognized overnight delivery service) or by email, in each case addressed to a party. The addresses for such communications are:

If to the Company, then to:

Mobivity Holdings Corp.
3133 West Frye Road, #215
Chandler, Arizona 85226
Attention:  Bryce Daniels, President; Skye Fossey-Tomaske, Chief Financial Officer
Email: [***]; [***]

If to an Investor:  To the address set forth immediately below such Investor’s name on the signature pages hereto.

Each party will provide written notice to the other parties of any change in its address.

Section 7.08        Successors and Assigns. This Agreement is binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. The Company may assign this Agreement at any time in connection with a sale or acquisition of the Company, whether by merger, consolidation, sale of all or substantially all of the Company’s assets, or similar transaction, without the consent of the Investors; provided, that the successor or acquirer agrees in writing to assume all of the Company’s rights and obligations under this Agreement.

Section 7.09        No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Section 7.10        Survival. Unless otherwise set forth in this Agreement, the representations and warranties of the Company and the Investors contained in or made pursuant to this Agreement will survive the execution and delivery of this Agreement and the closings under this Agreement and will in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of the Investors or the Company.

Convertible Promissory Note Purchase Agreement	Page 9

Section 7.11        Further Assurances. Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

Section 7.12        No Strict Construction. The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

Section 7.13        Equitable Relief. Each party recognizes that, if it fails to perform or discharge any of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the other parties. Each of the parties therefore agrees that the other parties are entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

Section 7.14        Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under either its Convertible Note or this Agreement are several and not joint with the obligations of any other Investor, and no Investor will be responsible in any way for the performance of the obligations of any other Investor under a Convertible Note or this Agreement. Nothing contained herein or in any Convertible Note or this Agreement, and no action taken by any Investor pursuant thereto, will be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Investor will be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it will not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. Each Investor has been represented by its own separate legal counsel in their review and negotiation of their Convertible Note or this Agreement. The Company has elected to provide all Investors with the same terms for the convenience of the Company and not because it was required or requested to do so by the Investors.

Section 7.15        Trusts and Other Entity Investors. To the extent any holder of Securities is a trust or other entity, the trustee or officers, directors, employees, partners, members or other control persons of such trust or entity will be bound by the terms of this Agreement as it relates to the Securities held by such trust or other entity. Each Investor agrees that it will cause such persons to execute and deliver to the Company an acknowledgement of the obligations set forth in this Agreement to the extent reasonably requested by the Company.

[Signature Pages Follow]

Convertible Promissory Note Purchase Agreement	Page 10

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed as of the date first above written.

Company:
Mobivity Holdings Corp.

By:	/s/ Skye Fossey-Tomaske
Name: Skye Fossey-Tomaske
Title: Interim CFO

Convertible Promissory Note Purchase Agreement	Signature Page

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed as of the date first above written.

Investor (Natural Person(s)):

Thomas B. Akin

Signature(s):	/s/ Thomas B. Akin

Name(s):	Thomas B. Akin

Address:	[***]

Email:	[***]
Fax:

U.S. Taxpayer ID(s):

Mark all that are applicable:

☑	Investor is an individual with a net worth, or a joint net worth together with his or her spouse, in excess of $1,000,000.

☑
Investor is an individual that had an individual income in excess of $200,000 in each of the prior two years and reasonably expects an income in excess of $200,000 in the current year or an individual that had with his/her spouse joint income in excess of $300,000 in each of the prior two years and reasonably expects joint income in excess of $300,000 in the current year.

☑	Investor is a director or executive officer of the Company.

UNITED STATES TAXABLE INVESTORS ONLY

Under penalty of perjury, by signature above, each Investor signatory certifies that (a) the Social Security Number(s) or Taxpayer ID Number(s) shown above are the true, correct and complete Social Security Number(s) or Taxpayer ID Number(s) for the Investor and (b) the Investor is not subject to backup withholding because: (i) Investor is exempt from backup withholding; (ii) Investor has not been notified by the Internal Revenue Service (the “IRS”) that Investor is subject to backup withholding; or (iii) the IRS has notified Investor that Investor is no longer subject to backup withholding.

Convertible Promissory Note Purchase Agreement	Signature Page

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed as of the date first above written.

Investor (Entity Name):

Talkot Fund LP

By:	/s/ Thomas B. Akin
Name:	Thomas B. Akin
Title:	Managing Partner

Address:	[***]

Email:
Fax:

U.S. Taxpayer ID(s):

Mark all that are applicable:

☐
Investor is an entity all of whose members are either (a) individuals with a net worth, or a joint net worth together with the individual’s spouse, in excess of $1,000,000, (b) individuals that had an individual income in excess of $200,000 in each of the prior two years and reasonably expect an income in excess of $200,000 in the current year or (c) individuals that had with the individual’s spouse joint income in excess of $300,000 in each of the prior two years and reasonably expect joint income in excess of $300,000 in the current year.

☐
Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, an investment company registered under the Investment Company Act of 1940, a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940 or a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

☑	Investor has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring the securities and is one or more of the following (check one or more, as appropriate):

☐	an organization described in Section 501(c)(3) of the Internal Revenue Code;

☐	a corporation;

☐	a Massachusetts or similar business trust; or

☑	a partnership.

☐
Investor is a trust with total assets exceeding $5,000,000 that was not formed for the specific purpose of acquiring securities and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment in the securities.

UNITED STATES TAXABLE INVESTORS ONLY

Under penalty of perjury, by signature above, each Investor signatory certifies that (a) the Taxpayer ID Number(s) shown above are the true, correct and complete Taxpayer ID Number(s) for the Investor and (b) the Investor is not subject to backup withholding because: (i) Investor is exempt from backup withholding; (ii) Investor has not been notified by the Internal Revenue Service (the “IRS”) that Investor is subject to backup withholding; or (iii) the IRS has notified Investor that Investor is no longer subject to backup withholding.

Convertible Promissory Note Purchase Agreement	Signature Page

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed as of the date first above written.

Investor (Entity Name):

Ballyshannon Partners, LP

By:	/s/ Bruce E. Terker
Name:	Bruce E. Terker
Title:	President of the GP

Address:	[***]

Email:	[***]
Fax:

U.S. Taxpayer ID(s):	[***]

Mark all that are applicable:

☐
Investor is an entity all of whose members are either (a) individuals with a net worth, or a joint net worth together with the individual’s spouse, in excess of $1,000,000, (b) individuals that had an individual income in excess of $200,000 in each of the prior two years and reasonably expect an income in excess of $200,000 in the current year or (c) individuals that had with the individual’s spouse joint income in excess of $300,000 in each of the prior two years and reasonably expect joint income in excess of $300,000 in the current year.

☐
Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, an investment company registered under the Investment Company Act of 1940, a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940 or a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

☑	Investor has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring the securities and is one or more of the following (check one or more, as appropriate):

☐	an organization described in Section 501(c)(3) of the Internal Revenue Code;

☐	a corporation;

☐	a Massachusetts or similar business trust; or

☑	a partnership.

☐
Investor is a trust with total assets exceeding $5,000,000 that was not formed for the specific purpose of acquiring securities and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment in the securities

UNITED STATES TAXABLE INVESTORS ONLY

Under penalty of perjury, by signature above, each Investor signatory certifies that (a) the Taxpayer ID Number(s) shown above are the true, correct and complete Taxpayer ID Number(s) for the Investor and (b) the Investor is not subject to backup withholding because: (i) Investor is exempt from backup withholding; (ii) Investor has not been notified by the Internal Revenue Service (the “IRS”) that Investor is subject to backup withholding; or (iii) the IRS has notified Investor that Investor is no longer subject to backup withholding.

Convertible Promissory Note Purchase Agreement	Signature Page

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed as of the date first above written.

Investor (Entity Name):

Ballyshannon Family Partnership, LP

By:	/s/ Bruce E. Terker
Name:	Bruce E. Terker
Title:	President of the GP

Address:	[***]

Email:	[***]
Fax:

U.S. Taxpayer ID(s):	[***]

Mark all that are applicable:

☐
Investor is an entity all of whose members are either (a) individuals with a net worth, or a joint net worth together with the individual’s spouse, in excess of $1,000,000, (b) individuals that had an individual income in excess of $200,000 in each of the prior two years and reasonably expect an income in excess of $200,000 in the current year or (c) individuals that had with the individual’s spouse joint income in excess of $300,000 in each of the prior two years and reasonably expect joint income in excess of $300,000 in the current year.

☐
Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, an investment company registered under the Investment Company Act of 1940, a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940 or a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

☑	Investor has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring the securities and is one or more of the following (check one or more, as appropriate):

☐	an organization described in Section 501(c)(3) of the Internal Revenue Code;

☐	a corporation;

☐	a Massachusetts or similar business trust; or

☑	a partnership.

☐
Investor is a trust with total assets exceeding $5,000,000 that was not formed for the specific purpose of acquiring securities and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment in the securities.

UNITED STATES TAXABLE INVESTORS ONLY

Under penalty of perjury, by signature above, each Investor signatory certifies that (a) the Taxpayer ID Number(s) shown above are the true, correct and complete Taxpayer ID Number(s) for the Investor and (b) the Investor is not subject to backup withholding because: (i) Investor is exempt from backup withholding; (ii) Investor has not been notified by the Internal Revenue Service (the “IRS”) that Investor is subject to backup withholding; or (iii) the IRS has notified Investor that Investor is no longer subject to backup withholding.

Convertible Promissory Note Purchase Agreement	Signature Page

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed as of the date first above written.

Investor (Natural Person(s)):

Ryan G. Terker

Signature(s):	/s/ Ryan G. Terker

Name(s):	Ryan G. Terker

Address:	[***]

Email:	[***]
Fax:

U.S. Taxpayer ID(s):	[***]

Mark all that are applicable:

☑	Investor is an individual with a net worth, or a joint net worth together with his or her spouse, in excess of $1,000,000.

☐
Investor is an individual that had an individual income in excess of $200,000 in each of the prior two years and reasonably expects an income in excess of $200,000 in the current year or an individual that had with his/her spouse joint income in excess of $300,000 in each of the prior two years and reasonably expects joint income in excess of $300,000 in the current year.

☐	Investor is a director or executive officer of the Company.

UNITED STATES TAXABLE INVESTORS ONLY

Under penalty of perjury, by signature above, each Investor signatory certifies that (a) the Social Security Number(s) or Taxpayer ID Number(s) shown above are the true, correct and complete Social Security Number(s) or Taxpayer ID Number(s) for the Investor and (b) the Investor is not subject to backup withholding because: (i) Investor is exempt from backup withholding; (ii) Investor has not been notified by the Internal Revenue Service (the “IRS”) that Investor is subject to backup withholding; or (iii) the IRS has notified Investor that Investor is no longer subject to backup withholding.

Convertible Promissory Note Purchase Agreement	Signature Page

Schedule I
to Convertible Promissory Note Purchase Agreement

Schedule of Investors

Investor Name	Aggregate Purchase Price	Principal Amount of Note Issued at Closing	Date of Initial Note Issue
[INVESTOR]	$		$07/31/2025
[INVESTOR]	$		$07/31/2025
[INVESTOR]	$		$07/31/2025
[INVESTOR]	$		$07/31/2025
[INVESTOR]	$		$07/31/2025
TOTAL	$		$--

Convertible Promissory Note Purchase Agreement	Signature Page

Exhibit A
to Convertible Promissory Note Purchase Agreement

Form of Convertible Note

(attached)

Convertible Promissory Note Purchase Agreement	Page A-1

Exhibit 10.2

THE SECURITIES EVIDENCED HEREBY AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.

MOBIVITY HOLDINGS CORP.
Senior Secured Convertible Promissory Note

$[●]	July 31, 2025

For value received, Mobivity Holdings Corp., a Nevada corporation (the “Company”), promises to pay to the order of [●] (the “Investor”), at such place as the Investor may from time to time in writing designate to the Company, the principal sum of $[●], together with all accrued but unpaid interest thereon as set forth below.

1.         Loan Agreement. This Convertible Promissory Note (this “Note”) is one of several promissory notes (the “Notes”) issued by the Company pursuant to that certain Convertible Promissory Note Purchase Agreement between the Company and the investors party thereto dated as of July 31, 2025 (the “Agreement”). All capitalized terms not otherwise defined herein having the meaning set forth in the Agreement. By acceptance of this Note, Investor expressly agrees, for the benefit of the present and future holders of such indebtedness, to be bound by the provisions of this Note and the Agreement.

2.         Payment Terms; Maturity. Simple interest on the unpaid principal balance of this Note will accrue at the rate of 15.0% per annum. Accrual of interest will commence on the date of this Note, will continue until this Note is fully paid or converted pursuant to Section 5, and, prior to any Corporate Transaction, will be payable quarterly in Common Stock based on the VWAP as of the last day of the applicable quarter, provided, however, that the Company has amended its Articles of Incorporation in accordance with Section 4.03 of the Agreement. If the Articles of Incorporation have not been amended, pursuant to Section 4.03 of the Agreement, at any time when the quarterly interest payments are due, no Common Stock shall be payable and all interest shall accrue until the next quarterly period. The interest rate will be computed on the basis of the actual number of days elapsed in a 365-day year. If not sooner converted as provided below, the entire unpaid principal balance, together with all accrued but unpaid interest, will be due and payable in cash on July 31, 2028 (the “Maturity Date”). The Maturity Date of this Note and all of the other Notes may be extended by the holders of a majority of the then-outstanding principal amount of the Notes (the “Majority Investors”). All payments of interest and principal will be made in lawful money of the United States of America and will be made pro rata among all investors under the Agreement, without any deduction by way of set-off, counterclaim, or otherwise. All payments will be applied first to interest and thereafter to principal. All payments will be made to the Investor at its address set forth in the Agreement or at such other address as is provided in writing to the Company.

3.         Ranking. The payment of all or any portion of the outstanding principal amount of this Note and all interest hereon shall be pari passu in right of payment and in all other respects to the convertible notes of the Company issued pursuant to that certain Amended and Restated Credit Facility Agreement, dated as of November 11, 2022 by and between the Company and Thomas B. Akin, as may be amended from time to time.

Convertible Promissory Note	Page 1

4.         Repayment. All amounts due under this Note may be repaid or prepaid by the Company in whole or in part at any time without penalty or premium, at the option of the Company. However, the Company will give the Investor five days’ prior written notice of any such payment and, at the time of payment, the Company will pay all accrued but unpaid interest on the portion of the principal balance repaid. In the event that the Company gives Investor notice of prepayment under this Section, Investor shall have the option to exercise its conversion rights under Section 5 upon receipt of such prepayment notification.

5.         Conversion.

(a)      No Conversion. Until the Articles of Incorporation of the Company have been amended pursuant to Section 4.03 of the Agreement, the Investors will not convert the Notes.

(b)      Optional Conversion. Subject to Section 5(a) hereof, at any time after six months from the date but prior to the closing of a Corporate Transaction (subject to the limitations in Section 5(d)), all or part of the outstanding principal and/or accrued but unpaid interest under this Note may, upon the written election of the Investor, be converted into shares of the Company’s Common Stock at the Conversion Price. The written election of the Investor must specify the amount of outstanding and/or accrued but unpaid interest to be converted and the intended date of such conversion.

(c)      Mandatory Conversion. In the event that the Company issues and sells shares of its equity securities to investors in a Qualified Financing prior to the Maturity Date, then the outstanding principal amount of this Note and any unpaid accrued interest shall automatically convert in whole without any further action by the Investor into Common Stock at the Conversion Price.

(d)      Corporate Transaction Conversion. The Company shall notify the Investor at least 10 days prior to the closing of a Corporate Transaction involving the Company. Within five days of receipt of such notice, the Investor shall elect either (i) a cash payment equal to the outstanding principal and accrued but unpaid interest under this Note or (ii) convert the Note into shares of a newly created preferred stock of the Company, upon terms mutually agreed between the Company and Investor, including that the preferred stock would have full ratchet anti-dilution protection against the first subsequent capital raise of at least $5,000,000, at the Conversion Price.

(e)      No Fractional Shares. The number of shares and/or units of Company securities issuable pursuant to this Section 5 will be rounded down to the nearest whole share.

(f)      Definitions. For purposes of this Note, the following terms shall have the meanings ascribed to them below:

“Common Stock” means the Company’s common stock, $0.001 par value.

“Conversion Price” shall be equal to 90% of the Volume Weighted Average Price (VWAP) of the Company’s publicly traded common stock on the date of conversion, if the Company is publicly listed. If the Company is not publicly traded, the Conversion Price shall be 90% of the VWAP on announcement date of the Corporate Transaction.

Convertible Promissory Note	Page 2

“Corporate Transaction” means: (1) the closing of the sale, transfer or other disposition, in a single transaction or series of related transactions, of all or substantially all of the Company’s assets; (2) the consummation of a merger or consolidation of the Company with or into another entity (except a merger or consolidation in which the holders of capital stock of the Company immediately prior to such merger or consolidation continue to hold a majority of the outstanding voting securities of the capital stock of the Company or the surviving or acquiring entity immediately following the consummation of such transaction); (3) the closing of the transfer (whether by merger, consolidation or otherwise), in a single transaction or series of related transactions, to a “person” or “group” (within the meaning of Section 13(d) and Section 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of the Company's capital stock if, after such closing, such person or group would become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the outstanding voting securities of the Company (or the surviving or acquiring entity) or (4) the Company ceases to be a reporting company under the Exchange Act.  For the avoidance of doubt, a transaction will not constitute a “Corporate Transaction” if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately prior to such transaction. Notwithstanding the foregoing, the sale of equity securities in a bona fide financing transaction will not be deemed a “Corporate Transaction.”

“VWAP” means, with respect to any date, the volume-weighted average price of the Common Stock quoted on the OTCQB ® Venture Market operated by OTC Markets Group Inc. over the ninety (90) Trading Days immediately preceding such date.

“Qualified Financing” means the first transaction or series of related transactions in which the Company, on or before the maturity of the Convertible Notes, (i) sells any of its equity securities, (ii) receives a cash infusion related to the negotiation of, or entering into, a strategic partnership,  and (iv) receives gross proceeds to the Company of at least $5,000,000 (excluding the amount attributable to the conversion of the Convertible Notes).

6.         Actions on Conversion. At such time as this Note is converted into Company securities, the rights of the Investor under this Note will cease and such person will be treated for all purposes as the record holder of the equity securities issuable upon conversion. As promptly as practicable but no later than the applicable closing and/or conversion date, the Investor (a) will execute such purchase and other agreements executed by the other purchasers of the equity securities and (b) will surrender this Note to the Company at its principal office for cancellation. As promptly as practicable after receipt of the Note and the signature pages required by this Section 6, the Company may at its election either (i) issue a certificate or certificates representing the equity securities issuable upon conversion, or (ii) not issue any certificate representing the equity securities and instead document the Investor’s interest in the equity securities by recording the equity securities with the Company’s transfer agent (or another custodian selected by the Company) in book-entry form.

7.         Restriction on Transfer of the Note. Any sale or transfer of this Note must comply with the requirements contained in the Agreement.

8.         Events of Default. Upon the occurrence of any one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note, including any accrued but unpaid interest, may be declared to be or shall become immediately due and payable as provided in the Agreement.

9.         No Rights or Liabilities as Holder of Equity Interests. This Note does not of itself entitle the Investor to any voting rights or other rights as a holder of equity interests in the Company. In the absence of conversion of this Note, no provisions of this Note, and no enumeration herein of the rights or privileges of the Investor, shall cause the Investor to be a holder of equity interests in the Company for any purpose.

Convertible Promissory Note	Page 3

10.         Amendments and Waivers. Any term of this Note may be amended, terminated or waived only with the written consent of the Company and the Majority Investors. Any amendment or waiver effected in accordance with this Section shall be binding upon each of the Notes and each of the Investors and each transferee of the Notes and the Company.

11.         Waiver of Notice, Protest and Demand. The Company hereby waives presentment for payment, notice of nonpayment, protest, notice of protest, and all other notices, filing of suit and diligence in collecting the amounts due under this Note and agrees to not require the Investor to first initiate any suit or exhaust its remedies against any other person or parties in order to enforce payment of this Note.

12.         Titles and Subtitles. The titles and subtitles used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note.

13.         Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the State of Arizona, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

[Signature Page Follows]

Convertible Promissory Note	Page 4

IN WITNESS WHEREOF, the Company has caused this Note to be signed by its duly authorized officer and to be dated as of the date first written above.

MOBIVITY HOLDINGS CORP.

By:
Skye Fossey-Tomaske
Interim Chief Financial Officer

Convertible Promissory Note	Signature Page

Exhibit 10.3

AMENDMENT NO. 1 TO SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

This Amendment No. 1 to Senior Secured Convertible Promissory Note (this “Amendment”), dated July 31, 2025, amends the senior secured convertible promissory notes (the “Notes”) issued by Mobivity Holdings Corp., a Nevada corporation (the “Company”), pursuant to the Convertible Promissory Note Purchase Agreement (as may be amended from time to time, the “Agreement”), dated as of ___, 2025, by and among the Company and the investors listed on Schedule I thereto (each an “Investor”).

Recitals

A.          Section 10 of the Notes provides that any term of such Note may be amended, terminated or waived only with the written consent of the Company and the Majority Investors, and that any amendment or waiver effected in accordance with such section shall be binding upon each of the Notes and each of the Investors and each transferee of the Notes and the Company.

B.          The undersigned Investors are the holders of ___% of the outstanding principal amount of the Notes as of the date of this Amendment.

C.          Capitalized terms used but not defined in this Amendment having the meanings given to those terms in the Notes.

Agreement

NOW, THEREFORE, in consideration of the foregoing, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agree as follows:

1.	Section 2 of each Note is hereby amended and restated as follows:

“2.          Payment Terms; Maturity. Simple interest on the unpaid principal balance of this Note will accrue at the rate of 15.0% per annum. Accrual of interest will commence on the date of this Note, will continue until this Note is fully paid or converted pursuant to Section 5, and, prior to any Corporate Transaction, will be payable quarterly in Common Stock based on the VWAP as of the last day of the applicable quarter, provided, however, that the Company has amended its Articles of Incorporation in accordance with Section 4.03 of the Agreement. If the Articles of Incorporation have not been amended, pursuant to Section 4.03 of the Agreement, at any time when the quarterly interest payments are due, no Common Stock shall be payable and all interest shall accrue until the next quarterly period. The interest rate will be computed on the basis of the actual number of days elapsed in a 365-day year. If not sooner converted as provided below, the entire unpaid principal balance, together with all accrued but unpaid interest, will be due and payable in cash on December 30, 2027 (the “Maturity Date”). The Maturity Date of this Note and all of the other Notes may be extended by the holders of a majority of the then-outstanding principal amount of the Notes (the “Majority Investors”). All payments of interest and principal will be made in lawful money of the United States of America and will be made pro rata among all investors under the Agreement, without any deduction by way of set-off, counterclaim, or otherwise. All payments will be applied first to interest and thereafter to principal. All payments will be made to the Investor at its address set forth in the Agreement or at such other address as is provided in writing to the Company.”

2.          Section 4 of each Note is hereby amended and restated as follows:

“4.          Repayment. All amounts due under this Note may be repaid or prepaid by the Company in whole or in part at any time without penalty or premium, at the option of the Company. However, the Company will give the Investor five days’ prior written notice of any such payment and, at the time of payment, the Company will pay all accrued but unpaid interest on the portion of the principal balance repaid. In the event that the Company gives Investor notice of prepayment under this Section, Investor shall have the option to exercise its conversion rights under Section 5 upon receipt of such prepayment notification.”

3.          Section 5 of each Note is hereby amended and restated as follows:

“5. Conversion.

(a)          No Conversion. Until the Articles of Incorporation of the Company have been amended pursuant to Section 4.03 of the Agreement, the Investors will not convert the Notes.

(b)          Optional Conversion. Subject to Section 5(a) hereof, at any time after six months from the date but prior to the closing of a Corporate Transaction (subject to the limitations in Section 5(d)), all or part of the outstanding principal and/or accrued but unpaid interest under this Note may, upon the written election of the Investor, be converted into shares of the Company’s Common Stock at the Conversion Price. The written election of the Investor must specify the amount of outstanding and/or accrued but unpaid interest to be converted and the intended date of such conversion.

(c)          Mandatory Conversion. In the event that the Company issues and sells shares of its equity securities to investors in a Qualified Financing prior to the Maturity Date, then the outstanding principal amount of this Note and any unpaid accrued interest shall automatically convert in whole without any further action by the Investor into Common Stock at the Conversion Price.

(d)          Corporate Transaction Conversion. The Company shall notify the Investor at least 10 days prior to the closing of a Corporate Transaction involving the Company. Within five days of receipt of such notice, the Investor shall elect either (i) a cash payment equal to the outstanding principal and accrued but unpaid interest under this Note or (ii) convert the Note into shares of a newly created preferred stock of the Company, upon terms mutually agreed between the Company and Investor, including that the preferred stock would have full ratchet anti-dilution protection against the first subsequent capital raise of at least $5,000,000, at the Conversion Price.

(e)          No Fractional Shares. The number of shares and/or units of Company securities issuable pursuant to this Section 5 will be rounded down to the nearest whole share.

(f)          Definitions. For purposes of this Note, the following terms shall have the meanings ascribed to them below:

“Common Stock” means the Company’s common stock, $0.001 par value.

“Conversion Price” shall be equal to 90% of the Volume Weighted Average Price (VWAP) of the Company’s publicly traded common stock on the date of conversion, if the Company is publicly listed. If the Company is not publicly traded, the Conversion Price shall be 90% of the VWAP on announcement date of the Corporate Transaction.

“Corporate Transaction” means: (1) the closing of the sale, transfer or other disposition, in a single transaction or series of related transactions, of all or substantially all of the Company’s assets; (2) the consummation of a merger or consolidation of the Company with or into another entity (except a merger or consolidation in which the holders of capital stock of the Company immediately prior to such merger or consolidation continue to hold a majority of the outstanding voting securities of the capital stock of the Company or the surviving or acquiring entity immediately following the consummation of such transaction); (3) the closing of the transfer (whether by merger, consolidation or otherwise), in a single transaction or series of related transactions, to a “person” or “group” (within the meaning of Section 13(d) and Section 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of the Company's capital stock if, after such closing, such person or group would become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the outstanding voting securities of the Company (or the surviving or acquiring entity) or (4) the Company ceases to be a reporting company under the Exchange Act. For the avoidance of doubt, a transaction will not constitute a “Corporate Transaction” if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately prior to such transaction. Notwithstanding the foregoing, the sale of equity securities in a bona fide financing transaction will not be deemed a “Corporate Transaction.”

“VWAP” means, with respect to any date, the volume-weighted average price of the Common Stock quoted on the OTCQB ® Venture Market operated by OTC Markets Group Inc. over the ninety (90) Trading Days immediately preceding such date.

“Qualified Financing” means the first transaction or series of related transactions in which the Company, on or before the maturity of the Convertible Notes, (i) sells any of its equity securities, (ii) receives a cash infusion related to the negotiation of, or entering into, a strategic partnership, and (iv) receives gross proceeds to the Company of at least $5,000,000 (excluding the amount attributable to the conversion of the Convertible Notes).”

4.          Except as expressly provided in this Amendment, this Amendment is not a waiver by the Company or any Investor of any right under any Note or under the Agreement and does not establish any course of dealing. Except to the extent expressly amended by this Amendment, all of the terms and conditions of the Notes and the Agreement in effect immediately prior to the effectiveness of this Amendment continue in full force and effect. The terms and conditions of this Amendment shall inure to the benefit of and be binding upon the respective successors and assigns of the Company and each Investor. This Amendment shall be governed in all respects by the internal laws of the State of Arizona, without regard to principles of conflicts of law. This Amendment may be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

[remainder of page intentionally left blank; signature pages follow]

The parties have executed this Amendment No. 1 to Senior Secured Convertible Promissory Note, effective as of the date first written above.

COMPANY:
MOBIVITY HOLDINGS CORP.

By:
	Name:	Skye Fossey-Tomaske
	Title:	Interim Chief Financial Officer

INVESTORS:
[●]

By:
Name:
Title:

[●]

By:
Name:
Title:

[●]

By:
Name:
Title:

[●]

By:
Name:
Title:

Exhibit 10.4

AMENDMENT NO. 5 TO
CONVERTIBLE NOTES

THIS AMENDMENT NO. 5 TO CONVERTIBLE NOTES is dated as of July 31, 2025 (this “Amendment”), between Mobivity Holdings Corp., a Nevada corporation (“Borrower”) and Thomas B. Akin, an individual (“Lender”) (each, a “Party” and together, the “Parties”).

BACKGROUND

A.         The Parties entered into that certain Amended and Restated Credit Facility Agreement dated as of November 11, 2022, as amended by that certain Amendment No. 1 to Amended and Restated Credit Facility Agreement and Convertible Notes, dated as of January 31, 2023, as further amended by that certain Amendment No. 2 to Amended and Restated Credit Facility Agreement and Convertible Notes, dated as of May 3, 2024, as further amended by that certain Amendment No. 3 to Amended and Restated Credit Facility Agreement and Convertible Notes, dated as of August 13, 2024, as further amended by that certain Amendment No. 4 to Amended and Restated Credit Facility Agreement and Convertible Notes, dated as of November 21, 2024 (the “Existing Credit Agreement”);

B.         Advances under the Existing Credit Agreement were evidenced by the terms of one or more convertible notes (the “Existing Notes”), a form of which is attached to the Existing Credit Agreement;

C.         The Parties now desire to amend the Existing Notes as provided herein to conform the conversion provisions of the Existing Notes with the conversion provisions of the Senior Secured Convertible Promissory Notes issued pursuant to the Convertible Promissory Note Purchase Agreement between the Company, Lender and the other parties thereto dated as of July 31, 2025 (the “Note Purchase Agreement”); and

D.         Unless otherwise defined herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Existing Credit Agreement.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, and intending to be legally bound, the Parties hereto agree as follows:

AGREEMENT

1.         Amendments to Existing Notes.  Upon satisfaction of the conditions set forth in Section 2 hereof, each Existing Note is amended pursuant to this Amendment to amend Section 3 in its entirety to read as follows:

“3.         Conversion.

(a)          No Conversion. Until the Articles of Incorporation of the Borrower have been amended pursuant to Section 4.03 of the Note Purchase Agreement, the Lender will not convert the Note.

(b)          Optional Conversion. Subject to Section 3(a) hereof, at any time after six months from the date but prior to the closing of a Corporate Transaction (subject to the limitations in Section 3(d)), all or part of the outstanding principal and/or accrued but unpaid interest under the Note may, upon the written election of the Lender, be converted into shares of the Borrower’s Common Stock at the Conversion Price. The written election of the Lender must specify the amount of outstanding and/or accrued but unpaid interest to be converted and the intended date of such conversion.

(c)          Mandatory Conversion. In the event that the Borrower issues and sells shares of its equity securities to investors in a Qualified Financing prior to the maturity date, then the outstanding principal amount of the Note and any unpaid accrued interest shall automatically convert in whole without any further action by the Lender into Common Stock at the Conversion Price.

(d)          Corporate Transaction Conversion. The Borrower shall notify the Lender at least 10 days prior to the closing of a Corporate Transaction involving the Borrower. Within five days of receipt of such notice, the Lender shall elect either (i) a cash payment equal to the outstanding principal and accrued but unpaid interest under the Note or (ii) convert the Note into shares of a newly created preferred stock of the Borrower, upon terms mutually agreed between the Borrower and Lender, including that the preferred stock would have full ratchet anti-dilution protection against the first subsequent capital raise of at least $5,000,000, at the Conversion Price.

(e)          No Fractional Shares. The number of shares and/or units of Borrower securities issuable pursuant to this Section 3 will be rounded down to the nearest whole share.

(f)          Definitions. For purposes of the Note, the following terms shall have the meanings ascribed to them below:

“Common Stock” means the Borrower’s common stock, $0.001 par value.

“Conversion Price” shall be equal to 90% of the Volume Weighted Average Price (VWAP) of the Borrower’s publicly traded common stock on the date of conversion, if the Borrower is publicly listed. If the Borrower is not publicly traded, the Conversion Price shall be 90% of the VWAP on announcement date of the Corporate Transaction.

“Corporate Transaction” means: (1) the closing of the sale, transfer or other disposition, in a single transaction or series of related transactions, of all or substantially all of the Borrower’s assets; (2) the consummation of a merger or consolidation of the Borrower with or into another entity (except a merger or consolidation in which the holders of capital stock of the Borrower immediately prior to such merger or consolidation continue to hold a majority of the outstanding voting securities of the capital stock of the Borrower or the surviving or acquiring entity immediately following the consummation of such transaction); (3) the closing of the transfer (whether by merger, consolidation or otherwise), in a single transaction or series of related transactions, to a “person” or “group” (within the meaning of Section 13(d) and Section 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of the Borrower's capital stock if, after such closing, such person or group would become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the outstanding voting securities of the Borrower (or the surviving or acquiring entity) or (4) the Borrower ceases to be a reporting company under the Exchange Act.  For the avoidance of doubt, a transaction will not constitute a “Corporate Transaction” if its sole purpose is to change the state of the Borrower's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Borrower’s securities immediately prior to such transaction. Notwithstanding the foregoing, the sale of equity securities in a bona fide financing transaction will not be deemed a “Corporate Transaction.”

“VWAP” means, with respect to any date, the volume-weighted average price of the Common Stock quoted on the OTCQB ® Venture Market operated by OTC Markets Group Inc. over the ninety (90) Trading Days immediately preceding such date.

2

“Qualified Financing” means the first transaction or series of related transactions in which the Borrower, on or before the maturity of the Note, (i) sells any of its equity securities, (ii) receives a cash infusion related to the negotiation of, or entering into, a strategic partnership,  and (iv) receives gross proceeds to the Borrower of at least $5,000,000 (excluding the amount attributable to the conversion of the Note).”

2.         Conditions.  Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lender hereunder, it is understood and agreed that the effectiveness of Section 1 hereof is subject to the execution and delivery of this Amendment by Borrower and Lender.

3.         No Modification.  Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Existing Credit Agreement, the Existing Notes or constitute a course of conduct or dealing among the parties.  Except as amended or consented to hereby, the Existing Credit Agreement and Existing Notes remain unmodified and in full force and effect.

4.         Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Electronically delivered signature pages (PDFs, facsimile, etc.) shall be deemed to be the functional equivalent of originally executed signature pages for all purposes.

5.         Successors and Assigns.  This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and permitted assigns of Lenders.  Neither Borrower’s rights or obligations hereunder nor any interest therein may be assigned or delegated without the prior written consent of the Lender.

6.         Governing Law.  This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of Arizona.

7.         Severability.  In case any provision in or obligation under this Amendment or any instrument or agreement required hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

8.         Headings.  Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

9.         Reaffirmation.  Borrower hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Existing Credit Agreement (after giving effect hereto), and (ii) ratifies and reaffirms the grant of security interest in the Collateral.  Borrower hereby consents to this Amendment and acknowledges that the Existing Credit Agreement otherwise remains in full force and effect and is hereby ratified and reaffirmed.  The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender or constitute a waiver of any provision of any of the Existing Credit Agreement or the Existing Notes, except as expressly set forth herein.

10.         Entire Understanding.  This Amendment sets forth the entire understanding of the Parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

3

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

BORROWER:

MOBIVITY HOLDINGS CORP.,
a Nevada corporation

By:
Name: Skye Fossey-Tomaske
Title: Interim Chief Financial Officer

LENDER:

Thomas B. Akin